UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 29, 2022

W.W. Grainger, Inc.
(Exact name of registrant as specified in its charter)

Illinois		1-5684	36-1150280
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway,			60045-5201
Lake Forest,	Illinois		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.
On August 29, 2022, W.W. Grainger, Inc. (the “Company”), as borrower, entered into a First Amendment to Credit Agreement by and among the Company, the financial institutions and other lenders named therein, and JPMorgan Chase Bank, N.A., as administrative agent (the “Amendment”), pursuant to which the parties amended the Company’s existing five-year syndicated revolving credit facility agreement, dated as of February 14, 2020 (as amended by the Amendment, the “Amended Credit Agreement”).

The Amendment, among other things, (i) changes the benchmark rate under the Amended Credit Agreement for borrowings denominated in U.S. and foreign currencies from LIBOR to certain alternative benchmark rates, including, among others, benchmark rates based on EURIBOR for borrowings denominated in Euros, CDOR (the Canadian dollar offered rate) for borrowings denominated in Canadian Dollars, SONIA (the Sterling Overnight Index Average) for borrowings denominated in Sterling, and SOFR (the secured overnight financing rate as administered by the Federal Reserve Bank of New York) for borrowings denominated in U.S. Dollars, in each case, subject to certain adjustments specified in the Amended Credit Agreement, and (ii) updates certain other provisions regarding successor interest rates to LIBOR.

The above summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Amended Credit Agreement (included as Annex A to the Amendment), a copy of which has been filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Certain of the lenders and their affiliates have from time to time performed, and/or may in the future perform, for the Company and its subsidiaries, various banking, underwriting, and other financial services, for which they receive customary fees and expenses.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference in this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	First Amendment to Credit Agreement, dated as of August 29, 2022, by and among W.W. Grainger, Inc., the lenders party thereto and JPMorgan Chase, N.A., as Administrative Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 30, 2022

W.W. GRAINGER, INC.

By:	/s/ Deidra C. Merriwether
Name:	Deidra C. Merriwether
Title:	Senior Vice President and Chief Financial Officer